Exhibit 99.1

Press Release

Applied Micro Circuits Corporation Reports Third Quarter Fiscal 2016 Financial Results
Company Delivers Solid Sequential Revenue Growth and Improved Non-GAAP Earnings

SANTA CLARA, Calif., January 28, 2016 (GLOBE NEWSWIRE) - Applied Micro Circuits Corporation (Nasdaq: AMCC) (“AppliedMicro”) today reported its financial results for the fiscal 2016 third quarter ended December 31, 2015.

Fiscal Q3 2016 Financial Information

•	Consolidated net revenue of $40.6 million, representing the fourth sequential quarter of revenue growth

•	GAAP net loss of $8.2 million or $0.10 per share

•	Non-GAAP net loss narrows to $2.1 million or $0.03 per share

•	Total cash, cash equivalents and short-term investments of approximately $76.4 million as of December 31, 2015

Commenting on AppliedMicro’s fiscal 2016 third quarter operations, Dr. Paramesh Gopi, President and Chief Executive Officer, said, “On top of the solid execution of our base connectivity business, and with overall financial results once again demonstrating continued and consistent improvement, we are seeing clear evidence of the ongoing traction of both our X-Gene® and HeliX® families of computing products, and our X-Weave® family of connectivity products.”

AppliedMicro provides non-GAAP results as additional information relating to its financial condition and business trends. This information should be considered in conjunction with corresponding GAAP measures. A reconciliation between GAAP and non-GAAP financial results is provided in the financial tables section of this press release.

Conference Call and Webcast

Management will host a conference call and simultaneous webcast to discuss third quarter fiscal 2016 results and business and financial outlook today, January 28, 2016, at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time.

DIAL-IN:	(855) 777-0852
(631) 485-4854
PASSCODE:	20258064
WEBCAST:	Investor Relations section of the Company’s website at www.apm.com

A replay of the call will be available starting at 9:00 PM Eastern Time and can be accessed by dialing 855-859-2056 or 404-537-3406 and using the access code 20258064. The replay will be available through February 4, 2016.

About AppliedMicro

Applied Micro Circuits Corporation is a global leader in computing and connectivity solutions for next-generation cloud infrastructure and data centers. AppliedMicro delivers silicon solutions that dramatically lower total cost of ownership. Corporate headquarters are located in Santa Clara, California. www.apm.com.

(C) Copyright 2016, Applied Micro Circuits Corporation. AppliedMicro, X-Gene, X-Weave, HeliX, Server on a Chip, Cloud Processor and Cloud Server are trademarks or registered trademarks of Applied Micro Circuits Corporation. All other product or service names are the property of their respective owners.

Forward-Looking Statements

This press release contains forward-looking statements that reflect the Company's current views and expectations with respect to future events and financial performance, including statements regarding the Company's strategic focus; new product development, commercialization and customer acceptance; the development of the X-Gene and ARM ecosystems; the anticipated performance of the Company’s base business; and future revenues, expenses and liquidity. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, customer demand for the Company's products, successful and timely development of products, an evolving competitive landscape, rapid technological change, increased supplier lead times and other supply chain constraints, the businesses and budgeting decisions of the Company's major customers, which may cause delays, reductions, rescheduling or cancellation of customer orders, successful management and retention of key personnel and service providers, market acceptance of new products and technologies, legal and regulatory developments, and general economic conditions, and do not take into account any restructuring or related activities that the Company may undertake. More information about potential factors that could affect the Company's business and financial results is included in the "Risk Factors" set forth in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30,2015, and its other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the issuance of this press release.

CONTACT:

Investor Relations Contact:
Suzanne Schmidt
Phone: (415) 217-4962
E-Mail: suzanne@blueshirtgroup.com

Media Contact:
Mike Major
Phone: (408) 542-8831
E-mail: mmajor@apm.com

APPLIED MICRO CIRCUITS CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	December 31, 2015	March 31, 2015
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$76,443	$75,358
Accounts receivable, net	12,452	12,407
Inventories	19,692	23,514
Other current assets	14,578	16,840
Total current assets	123,165	128,119
Property and equipment, net	13,348	16,749
Goodwill	11,425	11,425
Other assets	1,626	2,570
Total assets	$149,564	$158,863
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$12,876	$13,896
Other current liabilities	20,114	17,571
Total current liabilities	32,990	31,467
Non-current liabilities	781	4,291
Stockholders' equity	115,793	123,105
Total liabilities and stockholders' equity	$149,564	$158,863

APPLIED MICRO CIRCUITS CORPORATION
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	December 31, 2015	September 30, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Net revenues	$40,623	$39,743	$36,747	$118,179	$127,964
Cost of revenues	18,241	17,758	14,842	52,805	52,815
Gross profit	22,382	21,985	21,905	65,374	75,149
Operating expenses:
Research and development	22,377	22,411	24,721	66,405	82,636
Selling, general and administrative	8,232	8,373	8,707	25,369	25,684
Amortization of purchased intangible assets	—	—	—	—	105
Restructuring	(29)	15	221	82	1,322
Total operating expenses	30,580	30,799	33,649	91,856	109,747
Operating loss	(8,198)	(8,814)	(11,744)	(26,482)	(34,598)
Interest and other income (expense), net	169	265	475	2,078	(1,322)
Loss before income taxes	(8,029)	(8,549)	(11,269)	(24,404)	(35,920)
Income tax provision (benefit)	170	(488)	862	(740)	993
Net loss	$(8,199)	$(8,061)	$(12,131)	$(23,664)	$(36,913)
Basic and diluted net loss per share:	$(0.10)	$(0.10)	$(0.15)	$(0.29)	$(0.47)
Shares used in calculating basic and diluted net loss per share	83,191	82,176	78,920	82,186	78,442

APPLIED MICRO CIRCUITS CORPORATION
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	December 31, 2015	September 30, 2015	December 31, 2014	December 31, 2015	December 31, 2014
GAAP net loss	$(8,199)	$(8,061)	$(12,131)	$(23,664)	$(36,913)
Adjustments:
Stock-based compensation expense	6,141	5,934	4,857	18,167	14,303
Amortization of purchased intangible assets	—	—	—	—	105
Veloce acquisition consideration	—	—	—	—	7,140
Restructuring	(29)	15	221	82	1,322
Impairment of a strategic investment	—	—	—	—	2,500
Reversals of impairment charges upon sales of marketable securities	—	(267)	(129)	(1,694)	(158)
Income tax effect on non-GAAP adjustments	(30)	(25)	62	(677)	(307)
Total GAAP to Non-GAAP adjustments	6,082	5,657	5,011	15,878	24,905
Non-GAAP net loss	$(2,117)	$(2,404)	$(7,120)	$(7,786)	$(12,008)
Diluted non-GAAP net loss per share	$(0.03)	$(0.03)	$(0.09)	$(0.09)	$(0.15)
Shares used in calculating diluted non-GAAP net loss per share	83,191	82,176	78,920	82,186	78,442
Diluted net loss per share:
GAAP diluted net loss per share	$(0.10)	$(0.10)	$(0.15)	$(0.29)	$(0.47)
GAAP to non-GAAP adjustments	0.07	0.07	0.06	0.20	0.32
Non-GAAP diluted net loss per share	$(0.03)	$(0.03)	$(0.09)	$(0.09)	$(0.15)
Reconciliation of shares used in calculating non-GAAP net loss per share:
Shares used in calculating the basic net loss per share	83,191	82,176	78,920	82,186	78,442
Adjustment for dilutive securities	—	—	—	—	—
Shares used in calculating diluted non-GAAP net loss per share	83,191	82,176	78,920	82,186	78,442

APPLIED MICRO CIRCUITS CORPORATION
SCHEDULE OF SELECTED GAAP TO NON-GAAP ADJUSTMENTS
(in thousands)
(unaudited)

The following schedule reconciles selected line items on the condensed consolidated statements of operations from the GAAP basis to the non-GAAP basis:
	Three Months Ended			Nine Months Ended
	December 31, 2015	September 30, 2015	December 31, 2014	December 31, 2015	December 31, 2014
GROSS PROFIT:
GAAP gross profit	$22,382	$21,985	$21,905	$65,374	$75,149
Stock-based compensation expense	140	116	72	349	221
Non-GAAP gross profit	$22,522	$22,101	$21,977	$65,723	$75,370
OPERATING EXPENSES:
GAAP operating expenses	$30,580	$30,799	$33,649	$91,856	$109,747
Stock-based compensation expense	(6,001)	(5,818)	(4,785)	(17,818)	(14,082)
Amortization of purchased intangible assets	—	—	—	—	(105)
Veloce acquisition consideration	—	—	—	—	(7,140)
Restructuring	29	(15)	(221)	(82)	(1,322)
Non-GAAP operating expenses	$24,608	$24,966	$28,643	$73,956	$87,098
INTEREST AND OTHER (EXPENSE) INCOME, NET
GAAP interest and other income (expense), net	$169	$265	$475	$2,078	$(1,322)
Impairment of a strategic investment	—	—	—	—	2,500
Reversals of impairment charges upon sales of marketable securities	—	(267)	(129)	(1,694)	(158)
Non-GAAP interest and other income (expense), net	$169	$(2)	$346	$384	$1,020
INCOME TAX (BENEFIT) EXPENSE:
GAAP income tax expense (benefit)	$170	$(488)	$862	$(740)	$993
Income tax adjustment	30	25	(62)	677	307
Non-GAAP income tax expense (benefit)	$200	$(463)	$800	$(63)	$1,300
RESEARCH AND DEVELOPMENT :
GAAP research and development	$22,377	$22,411	$24,721	$66,405	$82,636
Stock-based compensation expense	(4,500)	(3,955)	(2,992)	(12,515)	(9,039)
Veloce acquisition consideration	—	—	—	—	(7,140)
Non-GAAP research and development	$17,877	$18,456	$21,729	$53,890	$66,457
SELLING, GENERAL AND ADMINISTRATIVE :
GAAP selling, general and administrative	$8,232	$8,373	$8,707	$25,369	$25,684
Stock-based compensation expense	(1,501)	(1,863)	(1,793)	(5,303)	(5,043)
Non-GAAP selling, general and administrative	$6,731	$6,510	$6,914	$20,066	$20,641

APPLIED MICRO CIRCUITS CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended			Nine Months Ended
	December 31, 2015	September 30, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Operating activities:
Net loss	$(8,199)	$(8,061)	$(12,131)	$(23,664)	$(36,913)
Adjustments to reconcile net loss to net cash provided by (used for) operating activities:
Depreciation	2,028	1,833	2,223	5,699	6,598
Amortization of purchased intangible assets	—	—	—	—	105
Amortization of bond premium	429	—	—	429	—
Stock-based compensation expense	6,141	5,934	4,857	18,167	14,303
Veloce acquisition consideration	—	—	—	—	7,140
Tax effect on other comprehensive loss	—	—	50	—	(34)
Non-cash restructuring charges	—	—	14	—	14
Impairment of a strategic investment	—	—	—	—	2,500
Gain on short-term investments and other, net	(1)	(132)	(123)	(1,588)	(101)
Changes in operating assets and liabilities:
Accounts receivable	172	(1,099)	(1,366)	(45)	5,931
Inventories	700	(574)	(6,605)	3,849	(5,271)
Other assets	754	(355)	(1,336)	2,863	(736)
Accounts payable	992	1,095	8,375	(1,366)	(3,719)
Accrued payroll and other accrued liabilities	168	(50)	1,662	338	(927)
Veloce accrued liability	(9)	(25)	(1,482)	(99)	(8,981)
Deferred revenue	(39)	(30)	(22)	(62)	(188)
Net cash provided by (used for) operating activities	3,136	(1,464)	(5,884)	4,521	(20,279)
Investing activities:
Proceeds from sales and maturities of short-term investments	10,380	40,403	3,278	58,227	5,198
Purchases of short-term investments	(14,319)	(62,573)	(653)	(78,021)	(2,722)
Proceeds from sale of property and equipment	—	6	—	31	1
Purchases of property and equipment and other assets	(1,232)	(492)	(271)	(2,039)	(7,291)
Proceeds from sale of TPack	—	—	—	—	3,353
Net cash provided by (used for) investing activities	(5,171)	(22,656)	2,354	(21,802)	(1,461)
Financing activities:
Proceeds from issuances of common stock	(2)	1,112	27	1,243	1,890
Funding of restricted stock units withheld for taxes	(268)	(207)	(363)	(1,687)	(1,609)
Net cash provided by (used for) financing activities	(270)	905	(336)	(444)	281
Net decrease in cash and cash equivalents	(2,305)	(23,215)	(3,866)	(17,725)	(21,459)
Cash and cash equivalents at the beginning of the period	21,075	44,290	53,946	36,495	71,539
Cash and cash equivalents at the end of the period	$18,770	$21,075	$50,080	$18,770	$50,080